UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Earliest Event Reported: July 7, 2005

ENDEVCO, INC.
(Exact name of registrant as specified in its charter)

State of Texas	001-31433	74-2142545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2425 Fountainview Dr., Suite 215
Houston, Texas 77057
(Address of principal executive offices, including zip code)

(713) 977-4662
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On July 8, 2005, the Company appointed the accounting firm of Killman, Murrell & Company P.C. of 3300 N. A Street, Bldg. 4, Suite 200, Midland, Texas 79705 as independent accountants for fiscal 2004.  The appointment was recommended by Executive Management and approved by the Board of Directors.  The Company's previous independent accountant, Clyde Bailey, P.C., ("Bailey") resigned on July 7, 2005 for health and other reasons.

Beginning on March 28, 2003, Bailey was engaged to perform the year end audit for fiscal 2002. During this time period and for fiscal 2003, the Company has not had nor is it currently involved in any disagreements or disputes with Bailey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their audit report.  Since September 30, 2004, and through the present, there were no reportable events requiring disclosure with respect to the auditor's period of engagement.  The reports of Bailey for the periods described above did not contain any adverse opinion, disclaimer of opinion, or modification of opinion.

The Company has provided Bailey with a copy of this disclosure and Bailey furnished the Company with their response herein attached under Item 9.01 Exhibits stating that it agrees with the above statements.

Item 9.01 Exhibits.

CLYDE BAILEY P.C.
_________________________________________________________________
                                                                                        Certified Public Accountant
                                                                                       10924 Vance Jackson #404
                                                                                         San Antonio, Texas 78230
                                                                                                (210) 699-1287(ofc.)
                                                                      (888) 699-1287 (210) 691-2911 (fax)

                                                                                                                  Member:
                                                                                      American Institute of CPA's
                                                                                            Texas Society of CPA's

July 12, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madam:

I have read the statements made by EnDevCo Inc., which I understand will be filed with the Commission, pursuant to Item 4 of Form 8-K as part of the Company's Form 8-K, dated July 12, 2005. I agree with the statements concerning my firm in such Form 8-K.

Sincerely,

CLYDE BAILEY
---------------------------
Clyde Bailey P.C.

CB :

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnDevCo, Inc.

LARRY SWIFT                        Date: July 12, 2005
-----------------------------
Larry Swift
Chief Financial Officer